UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 14, 2012

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1100 East Hector Street, Suite 391
Conshohocken, PA 19428
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code

  CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2012, Skinny Nutritional Corp. (the “Company”) and Trim Capital LLC (the “Purchaser”) entered into an amendment of the Securities Purchase Agreement dated June 28, 2012 (the “Purchase Agreement”), entitled Amendment No.1 to Securities Purchase Agreement (the “Amendment”), in order to accommodate the willingness of Trim Capital to make an interim loan (the “Interim Loan”) of $270,000 to the Company in advance of the Second Closing.  The closing of the Interim Loan occurred on August 14, 2012, and on such date the Company received proceeds of $270,000 and issued the Purchaser a 15% Convertible Senior Secured Promissory Note (the “Interim Note”) in substantially the same form as the Initial Note sold under the Purchase Agreement.  Pursuant to the Amendment, the Interim Note is deemed part of the “Initial Note” under the Purchase Agreement, serves to reduce the proceeds anticipated to be received at the Second Closing to $2,730,000 and is secured under the Security Agreement and IP Security Agreement.

Additionally, the Company and Purchaser amended the Purchase Agreement to modify the matters for which the Company will seek stockholder approval to provide that the Company shall seek stockholder approval of the following matters: (i) amendments to the Company’s Restated Articles of Incorporation to (A) authorize a sufficient number of shares of Common Stock for issuance in the Trim Financing and, upon conversion of the Junior Preferred, for issuance pursuant to a new equity compensation plan and for other corporate purposes, and (B) authorize additional preferred stock of the Company and clarify and expand the authority of the Board to issue blank check preferred stock of the Company, (ii) the election of a Board, (iii) a new equity compensation plan, and (iv) the Trim Financing.

The foregoing summary of the Interim Note and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. A copy of each of the form of the Interim Note and the Amendment is attached hereto as Exhibits 4.1 and 10.1, respectively, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required to be disclosed pursuant to Item 2.03 of this Current Report on Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

To the extent required to be disclosed pursuant to Item 3.02 of this Current Report on Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith

	Exhibit No.	Description

	4.1	15% Convertible Senior Secured Promissory Note
	10.1	Amendment No. 1 to Securities Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Michael Salaman
Name: Michael Salaman
Title: Chief Executive Officer
Date: August 17, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	15% Convertible Senior Secured Promissory Note
10.1	Amendment No. 1 to Securities Purchase Agreement